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EXHIBIT 10.8

                       PURCHASE AGREEMENT

     This is a purchase agreement effective 8/23/99 between Apex
Industries, Inc., 3808 North Sullivan, Bldg 14, Spokane, WA 99216
(hereinafter "Seller") and Exhaust Technologies, 230 North
Division, Spokane, WA 99201 (hereinafter "Buyer"), intending to be legally bound.

I.  SCOPE OF WORK

     The Seller agrees to supply and the Buyer agrees to purchase and take delivery of 10,000 each Exhaust Turbolator(R) assemblies per drawing TRB-0 Rev 0 dated 8/20/99.

Each Turbolator(R) assembly incorporates the following parts:

Anchor Pin               Dwg TRB-1, Rev 0, dated 7/21/99
Baffle                   Dwg TRB-2, Rev 0, dated 7/26/99
Baffle Pivot             Dwg TRB-3, Rev 0, dated 7/25/99
Sleeve                   Dwg TRB-4, Rev 0, dated 7/21/99
Brad                     Dwg TRB-5, Rev 0, dated 7/21/99
T-Link                   Dwg TRB-6, Rev 0, dated 7/25/99
Outer (3") Tube          Dwg TRB-7, Rev 0, dated 8/30/99
2 1/4" Tube              Dwg TRB-8, Rev 0, dated 7/23/99
Spring                   No drawing, provided by Buyer

Packaging:

Pricing herein is based on packaging each finished Turbolator(R) assembly unit in a plastic sleeve, and inserting the sleeve into a generic 12-pack fiberboard carton. Seller reserves the right to adjust the price if any additional or different packaging requirements are requested.

11. DELIVERY SCHEDULE

     Seller agrees to supply and Buyer agrees to purchase and take delivery of assemblies covered by this purchase agreement on the following schedule:

     10/18/99            2500 each assemblies
     11/1/99             2500 each assemblies
     11/15/99            2500 each assemblies
     11/29/99            2500 each assemblies









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III. ITEMS FOR PAYMENT

     1. Steel Tubing

     Buyer agrees to pay the Seller 100% of the actual cost of the non-stocked steel tubing which Seller orders to fabricate these 10,000 Turbolator(R) assemblies. This tubing consists of approximately:

*    5150 ft of 2 1/4" OD, 409 Stainless Steel Tubing @$2.28/ft
*    6563 ft of 3" OD 304 Stainless Steel Tubing, Polished and
     Buffed @$3.17/ft.

Actual quantity of tubing which will be delivered is subject to the producing steel mill's manufacturing and shipping tolerance.
(Estimated amount of this one-time payment is approximately
$32,547.)

     Buyer agrees to remit to the Seller the, actual invoice amount for this steel tubing immediately upon receipt of the tubing at the steel distributors warehouse. Seller shall support their invoice to the Buyer by attaching a copy of the actual itemized invoice from the steel supplier. Payment shall be due at the Seller's site within 24 hours after presentation of the Seller's invoice.

2. Tooling Cost

     The Buyer agrees to pay the Seller $28,500 for dedicated tooling necessary to fabricate the parts covered by this purchase order. Payment shall be made as follows: $14,250 due 8/23/99; $14,250 due upon delivery of first article to the Buyer (currently estimated to be 9/29/99.) Payment shall be due at Seller's site within 24 hours after presentation of Seller's invoice.

     Tooling shall be the property of the Buyer. The Buyer agrees that this tooling shall not be removed from the Seller's site until after completion of the initial 10,000 Turbolator(R) Assemblies covered by this purchase agreement. Any required maintenance on tools shall be the responsibility of the Seller until the initial 10,000 Turbolator(R) assemblies covered by this agreement have been delivered. Any necessary maintenance on these tools after delivery of the initial 10,000 assemblies shall be subject to mutual agreement by Buyer and Seller at the time such maintenance becomes necessary.

3. Outsourced Machined Parts

     The following parts will be fabricated by machine shops outside APEX:








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Anchor Pin               Dwg TRB-1, Rev 0, dated 7/21/99,
Baffle Pivot             Dwg TRB-3, Rev 0, dated 7/25/99
Sleeve                   Dwg TRB-4, Rev 0, dated 7/21/99
Brad                     Dwg TRB-5, Rev 0, dated 7/21/99

     The springs required to produce the 10,000 Turbolator(R) assemblies covered by, this purchase agreement will be provided by the Buyer at no cost.

     The lot price for the quantity of the four other outsourced items required to fabricate 10,000 Turbolator(R) assemblies (see above, in Section III-3) is $16,300. The Buyer agrees to pay the Seller $16,300 in one lump sum payment when these outsourced parts are delivered to the Seller. Payment shall be due at the Seller's site 24 hours after presentation of the Sellers' invoice covering these outsourced parts.

4. Turbolator Assembly Units

     Buyer agrees to pay the Seller $12.39 for each Turbolator(R) assembly shipped (FOB APEX dock, Spokane, WA, 1%-10-Net 30 Terms). Assemblies will be shipped in lot quantities of 2500 assemblies and a separate invoice shall be issued for each 2500-assembly lot. Payment for each 2500-assembly lot shall be due at the Seller's site within 30 days after presentation of the Seller's invoice.

IV. SPECIFICATION CHANGES

     Prices herein are based on the drawings incorporated into this agreement (attached). Specification changes to these attached documents are subject to mutual agreement. Seller reserves the right to adjust the price and revise the delivery schedule if specifications change.

V. SCHEDULE CHANGES

Schedules set forth in section 11 (Schedule) are firm. Any expediting or delays of the schedule which deviate from that set forth in section II (Schedule) are subject to mutual agreement of Buyer and Seller. Failing such agreement, the schedule in Section
11 shall prevail.

VI. LETTER OF CREDIT

     On or before 4:30 PM on Monday, August 23, the Buyer agrees, to deliver to the Seller a certified Letter of Credit in the amount of at least $80,000 which shall guarantee payment to the Seller under the terms of this purchase agreement for the following items for payment:

Item 1    Steel Tubing   Actual Invoice Amount    On Receipt at
                         (estimated $32,547)      Steel Warehouse

Item 2    Tooling        $14,250                  8/23/99
                         $14,250                  Delivery -
                                                  1st Article





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Item 3    Outsourced
            Parts        $16,800                  Receipt of
                                                  Parts at
Seller's
                                                  Shop

Should this Certified Letter of Credit not be received at the Seller's site by 4:30 PM on Monday, August 23, Seller reserves the right to cancel any outstanding purchase orders for steel tubing, tooling, and outsourced parts covered by this agreement without further liability or obligation to the Buyer.

VII. PAYMENTS

     All prices in this agreement are in U.S. Dollars, Payment shall be deemed to be made when checks are actually received at the Seller's site at 3808 North Sullivan Road, Bldg 14, Spokane,
WA 99216.

VIII. TRANSPORTATION

     Prices are FOB Seller's Dock, Spokane, WA. Transportation costs shall be for Buyer's account. The Seller shall make freight arrangements as a convenience to the Buyer if so directed by the Buyer.

IX. CANCELLATION

     Because materials for this job are unique and exclusive to this product alone, and because machinery and technical resources have been specifically committed for the purpose of this special job, this initial order for 10,000 units is not subject to cancellation.

X.  WARRANTY

     Seller warrants that the assemblies delivered under this purchase agreement comply with all specifications in the drawings incorporated into this agreement and that assemblies are free from defects in materials and workmanship.

     Design and engineering of this assembly was performed exclusively by the Buyer. Seller shall have no responsibility for the performance of the assembly or the fitness of the assembly for a particular purpose except that assemblies shall fully comply with the specifications on the drawings incorporated into this agreement and shall are free from defects in materials and workmanship. No other warranties express or implied shall be applicable to this agreement.

XI. CHANGES TO THIS AGREEMENT

     All changes to this agreement shall be made exclusively in writing and must be signed by both Buyer and Seller to be valid.







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XII. DOCUMENTS INCORPORATED INTO THIS PURCHASE AGREEMENT

Drawing TRB-ASSY, Rev 0, dated 8/20/99

Drawing TRB 1, Rev 0, dated 7/21/99
Drawing TRB 5, Rev 0, dated 7/21/99
Drawing TRB 2, Rev 0, dated 7/26/99
Drawing TRB 6, Rev 0, dated 7/25/99
Drawing TRB 3, Rev 0, dated 7/25/99
Drawing TRB 7, Rev 0, dated 8/30/99
Drawing TRB 4, Rev 0, dated 7/21/99
Drawing TRB 8, Rev 0, dated 7/23/99

XII. ACCEPTANCE AND AGREEMENT

     By affixing their signatures below, Buyer and Seller agree to all specifications, scope of work, payment schedules, and other terms and conditions set forth herein.

______________________________     _____________________________
Matthew S. Matthews, President     Robert E. Sterling; President
APEX Industries, Inc               Exhaust Technologies

______________________________     _____________________________
Date                               Date

Witnessed by:

______________________________     _____________________________
               Date                               Date